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                                                                   EXHIBIT 10.46


                                  EXCERPT FROM
                                   AMENDMENTS
                                     TO THE
                              NEW ENGLAND FINANCIAL
                           QUALIFIED RETIREMENT PLANS


Amendments are effective as of August 1, 2001.

....

         THE NEW ENGLAND SELECT EMPLOYEES SUPPLEMENTAL 401K PLAN

Section 4.04 shall be amended by the addition thereto of a new final paragraph to read as follows:

         Notwithstanding the foregoing, if a Participant's vested accumulated credit hereunder is not greater than $5,000 at the time of such Participant's actual retirement; disability, or death, payment on behalf of such Participant shall be made in a lump sum within 30 days following the later of termination (including disability or death) or final credit with respect to such Participant.

PURSUANT TO AUTHORITY GRANTED BY THE BOARD OF DIRECTORS TO THE PRESIDENT TO AMEND THE RETIREMENT PLANS OF THE COMPANY, THE FOREGOING AMENDMENTS ARE ADOPTED AND EFFECTIVE AS OF THE DATES INDICATED ABOVE.


Date:                                       By:
      ----------------------                    -----------------------------
                                                  James Benson, President